SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           CGB&L FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                           CGB&L FINANCIAL GROUP, INC.
                       229 E. SOUTH STREET, P. O. BOX 680
                        CERRO GORDO, ILLINOIS 61818-0680




                                  July 6, 1999





Dear Shareholder:

         I am pleased to invite you to attend the first annual meeting of shareholders of CGB&L Financial Group, Inc. (the "Company"). This annual meeting will be held in the meeting room of the Hope Welty Public Library, 100 South Madison Street, Cerro Gordo, Illinois on August 11, 1999 at 7:00 p.m. local time.

         On the page following this letter, you will find the Notice of Meeting, which lists the matters to be considered at the meeting. Following the Notice is the Proxy Statement, which describes these matters and provides other information concerning the management of our Company. Also enclosed is your Proxy Card which allows you to vote on the matters and the Company's Annual Report. Your vote and participation is important. Please complete and mail in your Proxy Card promptly, even if you plan to attend the meeting.

         The Board of Directors recommends that shareholders vote FOR each of the nominees and FOR each of the proposals. I look forward to seeing you at the meeting.

                                     Sincerely,


                                     /S/ MARALYN HECKMAN

                                     MARALYN HECKMAN
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           CGB&L FINANCIAL GROUP, INC.
                       229 E. SOUTH STREET, P. O. BOX 680
                        CERRO GORDO, ILLINOIS 61818-0680




--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                       BY ORDER OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------


TIME..............  7:00 p.m. on Wednesday, August 11, 1999.

PLACE.............  The meeting room of Hope Welty Public Library, 100 South
                    Madison Street, Cerro Gordo, Illinois

ITEMS OF
BUSINESS..........  (1)      To elect two directors for three year terms.

                    (2)      To approve the Company's Stock Option Plan.

                    (3) To approve the Company's Management Development and Recognition Plan and Trust Agreement.

                    (4)      To transact such other business
                             as may properly come before the
                             Meeting and any adjournment or
                             postponement thereof.

RECORD DATE.......  You can vote if you were a shareholder of record on June 18,
                    1999.

PROXY VOTING......  (1)      Attend the Meeting and cast your ballot; or

                    (2)      MARK, SIGN, DATE and PROMPTLY
                             RETURN the enclosed Proxy Card in
                             the prepaid postage envelope.





July 6, 1999.

                                              /s/ Maralyn Heckman
                                              ----------------------------------
                                              Maralyn Heckman, Secretary

                           CGB&L FINANCIAL GROUP, INC.
                                 PROXY STATEMENT




                                TABLE OF CONTENTS


Attendance and Voting Matters................................................1

Management...................................................................4

Security Ownership of Directors, Nominees For Directors
         and Most Highly Compensated Executive Officers......................8

Persons Owning More Than Five Percent of the Company's Stock.................8

Compensation Tables and Compensation Matters.................................9

Proposal One: Election of Directors.........................................12

Proposal Two: Approval of Stock Option Plan.................................12

Proposal Three: Approval of the CGB&L Management Development
         and Recognition Plan and Trust Agreement...........................17

Selection of Independent Auditors...........................................20

Section 16(a) Beneficial Ownership Reporting Compliance.....................20

Requirements, Including Deadlines for Submission, Proxy Proposals,
         Nominations of Directors and Other Business of Shareholders........20

                           CGB&L FINANCIAL GROUP, INC.
                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                          ATTENDANCE AND VOTING MATTERS
--------------------------------------------------------------------------------

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the "Board") of CGB&L Financial Group, Inc. ("we," "us," or our "Company") is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders (this "Annual Meeting"). This Proxy Statement summarizes information concerning the nominees and proposals and provides you information concerning management of the Company and the compensation of its officers and directors. This information will assist you to make an informed vote at the Annual Meeting.

         We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on July 6, 1999.

WHO IS ENTITLED TO VOTE?

         Shareholders of record of the Company's common stock, par value $.01 (the "Common Stock") at the close of business on June 18, 1999 (the "record date") are entitled to vote for the nominees for election to three-year terms and on the proposals to approve the Stock Option Plan and to approve the Management Development and Recognition Plan and Agreement. Except as described below, a holder of Common Stock will be entitled to one vote for each of the nominees to the Board for a three-year term and one vote regarding each of the other proposals. There is no cumulative voting.

         The Company's Certificate of Incorporation provides that for the five-year period after the conversion of Cerro Gordo Building & Loan, s.b., which occurred on September 28, 1998, any person (which includes individuals, a group acting in concert, corporation, partnership, trust or other entities) who acquires, directly or indirectly, beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of more than 10% of any class of equity security shall not be entitled to vote those shares owned in excess of 10%. Such restriction, however, does not apply to an acquisition of more than 10% approved by a majority of disinterested directors of the Company or to the acquisition of shares by any qualified employee plan.

         At this time, the Company is not aware of any person that owns, directly or indirectly, mores than 10% of the Company's Common Stock.

         On June 18, 1999, a total of 99,000 shares of Common Stock were outstanding.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting. For the ten days prior to the Annual Meeting, such list will be available at the Company's corporate offices during normal business hours.

HOW DO I VOTE?

         Unless you hold your shares in the Employee Stock Ownership Plan, you can vote on matters to come before the meeting in one of two ways:

     *   You can come to the Annual Meeting and cast your vote there; or

     * You can vote by marking, signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         If you vote by proxy, you may choose to vote for all of the nominees for directors and the two proposals by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for directors and FOR each of the proposals.

         The Board has selected Maralyn Heckman and John A. Sochor, DDS, the persons named on the proxy card accompanying this Proxy Statement, to serve as proxies for the Annual Meeting. Mrs. Heckman is the President of the Company and a member of the Board. Dr. Sochor is the Chairman of the Board.

         If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTORS OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

HOW DO EMPLOYEES IN THE EMPLOYEE STOCK OWNERSHIP PLAN VOTE?

         If you participate in the Employee Stock Ownership Plan (the "ESOP"), an employee benefit plan of the Company, please return your proxy in the envelope provided by August 9, 1999. Illinois Stock Register, the tabulator, will calculate the votes returned by all holders in the ESOP. Cerro Gordo Building and Loan, s.b., the Trustee for the ESOP, will act in accordance with your instructions for voting your shares of Common Stock held in your ESOP account. If your voting instructions for your ESOP are not received by August 9, 1999, the Trustee will vote your shares in its absolute discretion. Holders of shares in the ESOP will not be permitted to vote in person at the Annual Meeting.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         *     You may send in another proxy with a later date;

         * You may notify the Company's Secretary in writing at P. O. Box 680, Cerro Gordo, Illinois 61818-0680

         *     You may vote in person at the Annual Meeting.

If you chose to revoke your proxy by attending the Annual Meeting, you must vote at such meeting in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting will not, by itself, constitute revocation of a proxy.

MUST A MINIMUM NUMBER OF SHAREHOLDERS VOTE OR BE PRESENT AT THE MEETING?

         A quorum of shareholders is necessary to hold a valid meeting. The By-Laws of the Company state that the presence, in person or by proxy, of holders of a majority of the shares entitled to vote shall constitute a quorum. If the number of shares present at the meeting is insufficient to constitute a quorum, the Annual Meeting may be adjourned by the vote of a majority of shares present to a later date. No notice, other than as given at the Annual Meeting itself, is required with respect to the time and place for the reconvening of the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         The By-Laws of the Company provide that if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting may decide any question before the meeting.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

         The inspector of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining a quorum. As the proposals require the affirmative majority of the shares present, an abstention will have the same effect as a vote "against" the proposals.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be "broker non-votes." The inspectors will treat broker non-votes as shares that are present and entitled to vote for purposes of determining a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

         The Company will pay all costs of soliciting these proxies. In addition to mailing proxy soliciting materials, we may also solicit proxies by telephone, telegram or otherwise. We also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to the beneficial owners or principals and to obtain authority to execute proxies. We will reimburse them for their expenses.

WHAT MATTERS MAY BE RAISED AT THE MEETING?

         The Board is aware of three items for action at this Annual Meeting:
(1) the election of two directors for three-year terms; (2) the approval of Stock Option Plan; and (3) the approval of the CGB&L Management Development and Recognition Plan and Trust Agreement ("MRP").

         Shareholders desiring to bring matters before the meeting generally have to notify the Company in writing no later than the 60th day prior to the first anniversary of the proceeding year's annual meeting. This provision is not applicable to this year's meeting as this is the first annual meeting of the Company.

         For a first meeting of shareholders, under the proxy rules promulgated by the SEC, a proxy may confer discretionary authority to vote on any matter for which the Company did not have notice a reasonable time before mailing its proxy statement. At the time of mailing this proxy statement, the Company has not received any notice of any other matters to be raised at the meeting. Therefore, if any other matter is presented at the meeting and you have signed and returned a proxy card, the holder of your proxy will vote upon such matter in his or her discretion.

         In addition, under the rules of the SEC, the holders of your proxy may also vote in their discretion with respect to matters incident to the conduct of the meeting or, in the case of a nominee for election as director who is unable to serve, for a substitute nominee.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

HOW DO WE MANAGE OUR COMPANY?

         Except for certain matters which require the consent of shareholders under our Certificate of Incorporation, the Board of Directors (the "Board") is the ultimate decision making body of our Company. The Board also selects the officers of the Company who are then responsible for the day-to-day management of the Company.

         Members of the Board also serve as directors on the Board of Directors of Cerro Gordo Building and Loan, s.b. (the "Savings Bank") which is a wholly-owned subsidiary of the Company. The Savings Bank is the principal asset of the Company. Management of the Savings Bank is therefore vital to the success of the Company. Therefore, most meetings of the directors occurred as meetings of the Board of Directors of the Savings Bank (the "Bank Board").

WHO ARE OUR DIRECTORS?

         The Board has seven members. Under the Certificate of Incorporation, these seven members are divided into three classes. One class will be elected at this year's annual meeting, one at next year's annual meeting, and one class at the meeting to be held in 2001. Each class' directors, when elected, will serve a three-year term.

         By designating classes in this manner, the Company has created a staggered Board which fosters continuity of management. Listed below are brief biographies of the members of the Board by Class.

             CLASS I: DIRECTORS FOR ELECTION AT THIS ANNUAL MEETING

         Lester W. Crandall (Age: 41). Mr. Crandall is the meat manager at Wal-Mart in Mt. Zion, and prior to June 1, 1999 he was the meat manager of Eagle Food Center in Decatur, Illinois for the past five years. Mr. Crandall also became a director of the Savings Bank in 1998.

         C. Russell York (Age: 57). Mr. York has had a long association with the Savings Bank, first becoming a director of the Savings Bank in 1983. He holds the title of Vice President of the Bank Board. Since October of 1994, he has held the position of service technician for Phil Flaugher Electric Corporation Decatur, Illinois. Prior to that, Mr. York was employed with the A. E. Staley Manufacturing Company in Decatur, Illinois for thirty-five years.

                 CLASS II: DIRECTORS WHOSE TERMS EXPIRE IN 2000

         Noel R. Buckley (Age: 64). Mr. Buckley became a director of the Savings Bank in 1995. He retired from his position as floor supervisor with Firestone Tire and Rubber Company in 1994.

         Larry D. Gaitros (Age: 39). Mr. Gaitros became a director of the Savings Bank in 1997. He is, and has been for more than the past five years, a millwright for Archer Daniels Midland in Decatur, Illinois.

         John A. Sochor (Age: 57). Dr. Sochor is the President of the Bank Board and has been a director of the Savings Bank since 1981. He is, and has been for more than the past five years, a licensed, self-employed dentist in Cerro Gordo, Illinois.

                 CLASS III: DIRECTORS WHOSE TERMS EXPIRE IN 2001

         Dale C. Born (Age: 67). Mr. Born has been a director of the Savings Bank since 1993. He has been retired from the A. E. Staley Manufacturing Company since 1987. For more than the past five years, Mr. Born has been engaged in family farming.

         Maralyn F. Heckman (Age: 58). Mrs. Heckman has held various positions with the Savings Bank since 1976. She became Chief Executive Officer of the Savings Bank in 1977. She is, and has been since the creation of the Company, the Chief Executive Officer and the Chief Financial Officer of the Company.

HOW MANY MEETINGS MUST DIRECTORS ATTEND?

         The Board met once as the Board of the Company this past fiscal year. The directors met as the Bank Board for 12 monthly meetings (the regular meetings), one annual meeting and one special meeting for a total of 14 Bank Board Meetings. In addition, the Bank Board has five standing committees which various members must attend.

         AUDIT COMMITTEE. The Audit Committee is principally responsible for recommending the accounting firm to be engaged as the Company's external auditor. Although the entire Board meets with outside auditors to review the Company's annual financial statements, if any matter needs additional attention, the audit committee meets with auditors without management present.

         LOAN COMMITTEE. The Loan Committee is principally responsible for insuring that the lending policies of the Savings Bank are observed. They also review recommendations of the Appraisal Committee and approve loan applications within the limits set forth in the Savings Bank's lending policies.

         APPRAISAL COMMITTEE. The Appraisal Committee is principally responsible for insuring that the appraisal policy of the Savings Bank is implemented and observed. Three members of this committee visually inspect each property being appraised. All members sign a written recommendation to the Loan Committee regarding each loan application and appraisal.

         NOMINATING COMMITTEE. The Nominating Committee is principally responsible for recommending to the Bank Board the slate of nominees of directors to be elected by the Company.

         COMPENSATION COMMITTEE. The Compensation Committee is principally responsible for reviewing and establishing the salaries and benefits for employees.

         Below is a chart showing the membership of each director in the various committees. Also shown is the number of meetings of each committee.

------------------- ------- ------ ----------- ------------ --------------
Name                 Audit   Loan   Appraisal   Nominating   Compensation
------------------- ------- ------ ----------- ------------ --------------
Mr. Born               X                X                          X
------------------- ------- ------ ----------- ------------ --------------
Mr. Buckley            X                X           X              X
------------------- ------- ------ ----------- ------------ --------------
Mr. Crandall                            X                          X
------------------- ------- ------ ----------- ------------ --------------
Mr. Gaitros                             X           X              X
------------------- ------- ------ ----------- ------------ --------------
Mrs. Heckman                   X                                   X
------------------- ------- ------ ----------- ------------ --------------
Dr. Sochor                     X                                   X
------------------- ------- ------ ----------- ------------ --------------
Mr. York               X                X           X              X
------------------- ------- ------ ----------- ------------ --------------
Number of Meetings     1      27       27           1              1
------------------- ------- ------ ----------- ------------ --------------

         No director of the Company attended fewer than 75% of the aggregate number of Board meetings, Bank Board meetings and committee meetings.

HOW ARE OUR DIRECTORS COMPENSATED?

         Directors received no fees for their services on the Board during this past fiscal year. Directors did receive $125 for each Bank Board meeting (14) attended and for attending the meeting of the Compensation Committee. The highest fee paid to any one director was $1,875 and the lowest was $1,625.

         In addition, each of the directors serve as appraisers of real property constituting security for loans. Three directors act as appraisers for any one loan application. The borrower pays a fee of $120 for such appraisal which is split by the three directors. During the fiscal year ending March 31, 1999, no director earned more than $1,420 with regard to this appraisal function.

         If adopted, the Stock Option Plan will permit the Company to grant options to directors for their services to the Company and the Savings Bank. The Company may so grant such options to reward directors for the considerable amount of time and skill each has given to the Company and the Savings Bank.

WHAT OTHER TRANSACTION DO WE HAVE WITH MANAGEMENT?

         The Savings Bank makes loans to executive officers and directors of the Company and its affiliates in the ordinary course of business. Such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transaction not with affiliates. In the opinion of the Savings Bank's management, such loans to executive officers and directors do not involve more than the normal risk of collectibility or present any other unfavorable features.

         As of March 31, 1999, approximately $229,439 of loans were outstanding from the Savings Bank to executive officers and directors, which equals approximately 13.76% of the Company's equity on March 31, 1999 and approximately 25.21% of its retained earnings. Of the total loans outstanding from the Savings Bank to officers and directors, only Dr. Sochor has loans outstanding in excess of $60,000. The amount of such loan was $106,581. Under our Certificate of Incorporation, the Company also indemnifies directors and officers to the fullest extent permitted by the law of the State of Delaware.

--------------------------------------------------------------------------------
             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 AND MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

         The following table contains information as to the beneficial ownership under Regulation 13D of the Securities Exchange Act of 1934 (the "Exchange Act") of the Company's Common Stock as of June 18, 1999 with respect to (i) each of the current directors and nominees for director (ii) the chief executive officer of the Company and (iii) all directors and the chief executive officers as a group.

---------------------------- ------------------------ ------------------------
Name of Beneficial Owner         Number of Shares         Percent of Class
---------------------------- ------------------------ ------------------------
Dale C. Born                         1,500(a)                   1.5%
---------------------------- ------------------------ ------------------------
Noel R. Buckley                       6,325                    6.39%
---------------------------- ------------------------ ------------------------
Lester Crandall                        500                       *
---------------------------- ------------------------ ------------------------
Larry D. Gaitros                       500                       *
---------------------------- ------------------------ ------------------------
Maralyn Heckman                      6,632.5(b)                6.70%
---------------------------- ------------------------ ------------------------
John A. Sochor, D.D.S.                1,000                     1.5%
---------------------------- ------------------------ ------------------------
C. Russell York                      6,325                     6.39%
---------------------------- ------------------------ ------------------------
All as a Group (7 persons)           22,785.5                   23%
---------------------------- ------------------------ ------------------------

*Less than 1%.
(a) Excludes 1,000 held by wife as trustee for grandchildren.
(b) Includes 400 shares held by husband.

--------------------------------------------------------------------------------
                      PERSONS OWNING MORE THAN FIVE PERCENT
                             OF THE COMPANY'S STOCK
--------------------------------------------------------------------------------

         The following table sets forth information with respect to persons known by the Company to be the beneficial owner as defined by Rule 13D of the Exchange Act of more than 5% of the outstanding Common Stock on June 18, 1999. Such information has been obtained from filings made with the Securities Exchange Commission and the records of the Company. The Company is not aware of any other persons owning more than 5% of the Common Stock.

------------------------------------- -------------------- ---------------------
                Name                    Number of Shares     Percent of Class
                                       Beneficially Owned
------------------------------------- -------------------- ---------------------
Julie & Robert Werking
3931 East Garrett Court                      6,325                6.39%
Highlands Ranch, Colorado
------------------------------------- -------------------- ---------------------
Beverly & Dave White
R. R. #2, Box 161                            5,000                5.05%
Sullivan, Illinois 61951
------------------------------------- -------------------- ---------------------
Cerro Gordo Building and Loan, s.b.          7,919                  8%
as Trustee for the Company ESOP
------------------------------------- -------------------- ---------------------

------------------------------------- -------------------- ---------------------
Gregory A. Heckman
3333 North 140th Street                      7,525                 7.6%
Omaha, Nebraska 68164
------------------------------------- -------------------- ---------------------
Philip R. Flaugher
540 East Eldorado                            5,825                5.88%
Decatur, Illinois
------------------------------------- -------------------- ---------------------
Maralyn F. Heckman
201 East 600 North Road, P.O. Box 463      6,632.5(a)             6.70%
Cerro Gordo, Illinois
------------------------------------- -------------------- ---------------------
C. Russell York
435 West Abraham, P.O. Box 134               6,325                6.39%
Cerro Gordo, Illinois
------------------------------------- -------------------- ---------------------
Noel R. Buckley
702 South Madison, P.O. Box 464             6,325(b)              6.39%
Cerro Gordo, Illinois
------------------------------------- -------------------- ---------------------
Tracy A. Norcross
786 North State, Highway 32                  6,325                6.39%
Cerro Gordo, Illinois
------------------------------------- -------------------- ---------------------
A. Charles Taylor Family Trust
793 North State, Highway 32                  6,325                6.39%
Cerro Gordo, Illinois
------------------------------------- -------------------- ---------------------

(a) Includes 400 shares owned by her husband. Mrs. Heckman has disclaimed beneficial ownership of those 400 shares. The fractional share is due to the allocation in the ESOP, and reflects her beneficial interest.
(b) Includes 3,000 shares owned by his wife. Mr. Buckley has disclaimed beneficial ownership of those 3,000 shares.


--------------------------------------------------------------------------------
                  COMPENSATION TABLES AND COMPENSATION MATTERS
--------------------------------------------------------------------------------

         The rules of the Securities Exchange Act of 1934 require the Company to disclose to you in connection with any solicitation of proxies for an annual meeting, the compensation paid to the chief executive officer of the Company and the next four highly compensated officers if such officers received salary and bonus in excess of $100,000. No officers of the Company and its subsidiaries have received a salary and bonus in excess of $100,000. As a result, the Company is only disclosing the compensation of its Chief Executive Officer, Maralyn Heckman.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                         -------------------               ----------------------
                                                                                   AWARDS
                                                                                   ------
      NAME AND         FISCAL                           OTHER ANNUAL      RESTRICTED     SECURITIES      ALL OTHER
     PRINCIPAL          YEAR                            COMPENSATION     STOCK AWARDS    UNDERLYING    COMPENSATION
    POSITION(*)        ENDING    SALARY($)   BONUS($)        ($)              ($)        OPTIONS(#)       ($)(a)
Maralyn Heckman         1999      40,040      1,300          -0-              -0-           -0-           6,516
President and Chief     1998      35,100      1,000          -0-              -0-           -0-           5,775
Executive Officer       1997      31,230      1,700          -0-              -0-           -0-           5,195

-------------------------------------------------------------------------------------------------------------------

(a) The amounts in this column represent premiums for disability insurance in the amount of $510 for each year. The remaining amount represents contributions under the Simplified Employee Pension Plan in the amounts of $6,006 for 1999, $5,265 for 1998 and $4,685 for 1997.

         The Company does not currently grant stock options or any other form of stock awards. The Savings Bank and the Company does have certain other benefits available to all employees including Mrs. Heckman.

         SIMPLIFIED EMPLOYEE PENSION PLAN. The Savings Bank currently maintains a simplified employee pension plan (the "SEP") to provide retirement benefits for employees eligible to participate therein. The SEP provides that the Savings Bank shall make monthly contribution of not more than 15% of each eligible employee's compensation to an Individual Retirement Account established for that employee. Employees who have reached age 21 and who have worked for the Savings Bank two out of the five preceding years are eligible for SEP contributions. Employees who are covered under a collective bargaining agreement and employees who have compensation during the year of less than $300 are not eligible to participate in such year.

         EMPLOYEE STOCK OWNERSHIP PLAN. In connection with the conversion, the Company and Savings Bank have adopted the ESOP. Employees age 21 and over who have completed at least 1,000 hours of service in the 12-month period of employment with the Savings Bank are eligible to participate in the ESOP. Participants' benefits vested at a rate of 20% for each year of service and are 100% vested at the end of five years of service. Vesting will be accelerated upon early or normal retirement, death, disability, or upon termination of the ESOP, provided the participant is employed at such time. Contributions and forfeitures will be allocated pro rata, based on the ratio each participant's compensation bears to the compensation of all participants entitled to share in such allocation.

         In addition to being eligible to receive benefits under the above plans, Mrs. Heckman has entered into two employment agreements, one with the Company and one with the Savings Bank.

         The Employment Agreements provide for three-year terms for Mrs. Heckman's employment. The term of the Employment Agreements will be automatically extended on a daily basis unless written notice of non-renewal is given by the Board of Directors or Mrs. Heckman. Therefore, on any day that Mrs. Heckman is employed by the Savings Bank and the Holding Company, and assuming that neither the Board of Directors nor Mrs. Heckman have provided prior notice of non-renewal, the remaining term in Mrs. Heckman's employment agreements will be three years. The Employment Agreements provide that Mrs. Heckman's base salary will be reviewed annually. The base salary which will be effective for such Employment Agreements for Mrs. Heckman will be her current salary at the time such agreement is triggered. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to the executive personnel. The Employment Agreements provide for termination by the Savings Bank or the Holding Company for cause, as defined in the Employment Agreements, at any time. In the event the Savings Bank or the Holding Company chooses to terminate Mrs. Heckman's employment for reasons other than for cause, or in the event of Mrs. Heckman's resignation from the Savings Bank and the Holding Company upon: (1) failure to re-elect Mrs. Heckman to her current offices; (ii) a material change in Mrs. Heckman's functions, duties or responsibilities; (iii) a relocation of Mrs. Heckman's principal place of employment by more than 25 miles; (iv) a reduction in the benefits and perquisites being provided to Mrs. Heckman in the Employment Agreements; (v) liquidation or dissolution of the Savings Bank or the Holding Company; or (vi) a breach of the Employment Agreement by the Savings Bank or the Holding Company, Mrs. Heckman or, in the event of death, her beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to Mrs. Heckman for the remaining term of the Employment Agreement and the contributions that would have been made on Mrs. Heckman's behalf to any employee benefits plans of the Savings Bank and the Holding Company during the remaining term of the Employment Agreements. The Savings Bank and the Holding Company would also continue to pay for Mrs. Heckman's life and disability coverage for the remaining term of the Employment Agreements. Upon termination of Mrs. Heckman's employment, except upon a change in control, Mrs. Heckman is subject to a one-year non-competition clause.

         Under the Employment Agreements, if voluntary or involuntary termination follows a change in control of the Savings Bank or the Holding Company, Mrs. Heckman or, in the event of Mrs. Heckman's death, her beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the Employment Agreements; or (ii) three times the average of the five preceding taxable years' annual compensation. The Savings Bank and the Holding Company would also continue Mrs. Heckman's life, health and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provide for a severance payment in the event of a change in control, Mrs. Heckman would only be entitled to receive a severance payment under one agreement.

         Payments to Mrs. Heckman under the Savings Bank's Employment Agreement will be guaranteed by the Holding Company in the event that payments or benefits are not paid by the Savings Bank. Payment under the Holding Company's Employment Agreement would be made by the Holding Company but are reduced to the extent Mrs. Heckman receives payment under the Savings Bank's employment agreement. All reasonable costs and legal fees paid or incurred by Mrs. Heckman pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Savings Bank or Holding Company, respectively, if Mrs. Heckman is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Savings Bank and Holding Company shall indemnify Mrs. Heckman to the fullest extent allowable under Illinois and Delaware law, respectively. In the event of a change in control of the Savings Bank or the Holding Company, the total amount of payments due under the Employment Agreements, based solely on current base salary for such Employment Agreements and excluding any benefits under any employee benefit plan which may be payable, would be approximately $120,000.

--------------------------------------------------------------------------------
                       PROPOSAL ONE: ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         As previously discussed, the Board's membership is divided into three classes. Class I directors are to be elected at this year's Annual Meeting. We are asking you to vote for two directors to be placed into Class I.

         The Board has nominated Lester W. Crandall and C. Russell York. Their credentials were given in the discussion under "Management" on pages 4 and 5 of this Proxy Statement. These individuals have consented to stand for election. If elected, their term will expire at our Annual Meeting in 2002. Each will serve until his successor has been elected and duly qualified, or until his death, resignation or retirement.

         The persons named in the enclosed proxy card intend to vote the proxy for the election of the two nominees unless you indicate on the proxy card that your vote should be withheld from either or both nominees. Should either nominee be unable to serve by the time of the Annual Meeting, your signed proxy card will grant authority to the persons named therein to vote for a substitute nominee unless you withhold such authority.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES, LESTER W. CRANDALL AND C. RUSSELL YORK FOR ELECTION AS DIRECTORS.

--------------------------------------------------------------------------------
                   PROPOSAL TWO: APPROVAL OF STOCK OPTION PLAN
--------------------------------------------------------------------------------

         As of June 18, 1999, the Board approved the CGB&L Financial Group, Inc.'s 1999 Stock Option and Incentive Plan ("Stock Option Plan"), subject to approval of shareholders. The text of the Option Plan is set forth in the Appendix attached to this Proxy Statement. The following is intended to be a summary of the Option Plan and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference to the Option Plan set forth in the Appendix.

WHAT IS THE PURPOSE OF THE OPTION PLAN?

         The purposes of the Stock Option Plan are manifold and include the following:

     *   To recognize the contributions of key employees and directors;

     * To provide key employees with additional incentive to devote themselves to the future success of the Company;

     * To improve the ability of the Company to attract, retain and motivate individuals; and

     * To provide additional incentive to members of the Board of Directors who are not employees to serve on the Board and to devote themselves to the future success of the Company.

WHO IS ELIGIBLE TO PARTICIPATE UNDER THE OPTION PLAN?

         Any person who is currently an employee of the Company or its subsidiaries are eligible to participate in the Stock Option Plan. Any director who is not an employee is also eligible to participate. At the time of mailing this Proxy Statement, 10 persons would be eligible to participate in the Stock Option Plan.

WHAT ARE THE AWARDS THAT MAY BE MADE UNDER THE STOCK OPTION PLAN?

         The Stock Option Plan permits the granting of a variety of awards as follows:

         INCENTIVE STOCK OPTIONS. These are options to purchase Common Stock that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). These options are commonly referred to as ISOs.

         NON QUALIFIED STOCK OPTIONS ("NSOs"). These are options that do not qualify for the tax treatment set forth under Section 422 of the Code.

         Awards to employees, including those that serve as directors, are in the complete discretion of the Committee which will administer the Stock Option Plan. Directors who are not employees will automatically be granted options to purchase 750 shares of Common Stock on the effective date of the Plan. The exercise price for such options shall be the Fair Market Value on the date the option is granted. The vesting period for such options shall be in the discretion of the Committee. Vesting shall accelerate upon death, disability or a change of control of the company. The options shall expire in ten years.

WHAT IS FAIR MARKET VALUE?

         The Stock Option Plan defines Fair Market Value in one of two alternative ways:

         1. If the Common Stock is traded on a national exchange or the NASDAQ National Market System, then the Fair Market Value per shall not be less than the average of the highest and lowest selling price on such exchange or system on such date. If there were no sales on such date, then the Fair Market Value per shall be equal to the average between the bid and the asked price on such date.

         2. If the Common Stock is traded otherwise than as set forth in 1 above, the Fair Market Value per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior date business day on which there was a bid and asked price, or in the discretion of the Committee, as such Fair Market Value shall be determined by the Committee in its sole and absolute discretion.

WHAT PRINCIPAL TERMS MUST BE IN AWARDS?

         As discussed below, most terms of any option grant to key employees are subject to the discretion of the Committee. However, the Stock Option Plan does require the following terms in the awards:

     * All options must have exercise prices set at least at Fair Market Value of the shares on the date of grant. ISO granted to individuals who own stock possessing more than 10% of the combined voting power of the Company shall be at not less than 110% of the Fair Market Value.

     * All ISOs shall expire 10 years after the grant and no ISO shall be granted after September 30, 2009.

     *   NSOs shall expire 10 years after the date of the grant.

     * The aggregate Fair Market Value of ISO shares that become exercisable in any one year with respect to any one individual shall not exceed $100,000.

WHO WILL ADMINISTER THE OPTION PLAN?

         A committee (the "Option Plan Committee") comprised of two or more members of the Board of Directors will administer the Option Plan. A member of the Option Plan Committee must be a Non-Employee Director as defined in Rule 16b-3 of the Exchange Act. As Mrs. Heckman has resigned from the Compensation Committee, the Board has appointed the Compensation Committee to act as the Option Plan Committee. In lieu of such members, the Committee may also be the entire Board of Directors, including employee directors.

WHAT POWERS WILL THE OPTION PLAN COMMITTEE HAVE?

         The Option Plan Committee will have the following powers:

     * To select the employees and outside directors to whom the options may be granted.

     *   To determine the terms of each option.

     *   To interpret the provisions of the Option Plan.

     * To make all other determinations that it may deem necessary or advisable for the administration of the Option Plan.

HOW MANY SHARES ARE AVAILABLE FOR ISSUANCE UNDER THE OPTION PLAN?

         Under the Stock Option Plan, the Company will be able to issue up to 9,900 shares of Common Stock. The number of shares available at any time is subject to adjustment in the event of stock splits, stock dividends and other situations.

         This number of shares represents 10% of the outstanding shares on June 18, 1999. The Option Plan will dilute current shareholders by approximately 8%.

WHAT ARE THE PRINCIPAL FEDERAL TAX CONSEQUENCES?

         The following discussion summarizes the Federal income tax consequences to participants and the Company arising from awards made under the Stock Option Plan.

         INCENTIVE STOCK OPTIONS. A participant will not realize taxable income upon the grant or exercise (except for purposes of the alternative minimum tax) of an ISO. If the participant holds the shares acquired on the exercise of an ISO for two years from the date of grant and one year after the transfer of such shares to the participant, he or she will recognize a long-term capital gain or loss upon their subsequent sale or exchange. In such case, the Company will not be entitled to a tax deduction. If a participant does not hold the shares acquired on the exercise of an ISO for that holding period, he or she will recognize ordinary income in the year of such disposition of such shares equal to the excess of (a) the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over (b) the exercise price. To the extent that the amount realized on such sale or exchange exceeds the market value of such shares on the date of the exercise, the participant will recognize capital gains. The Company will be entitled to a tax deduction in the amount of the ordinary income reportable by the participant. The excess of the fair market value on the date of exercise of an ISO of the shares over the exercise price may in certain circumstances constitute a preference item for purposes of calculating the participant's alternative minimum tax.

         NONQUALIFIED STOCK OPTIONS. Upon the grant of NSOs, a participant will not be in receipt of ordinary income. Upon the exercise of an NSO, a participant will be in receipt of ordinary income in an amount equal to the excess of the fair market value of the acquired shares over their exercise price. The Company will be entitled to a tax deduction in the year of such exercise, equal to the amount of such ordinary income.

MAY THE OPTION PLAN BE AMENDED WITHOUT SHAREHOLDER APPROVAL?

         The Board or the Option Plan Committee has the authority to terminate, suspend or amend the Option Plan, in whole or in part, from time to time, without the approval of stockholders to the extent permitted by law, except that the Board's right to make amendments are limited in the following cases:

         (i) No amendment will be effective until approved by shareholders if such approval is required in order for the Stock Option Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act.

         (ii) The provisions applicable to nonemployee directors may not be amended more than once very six months, except to comply with the changes in the Code or the rules and regulations thereunder.

WHAT BENEFITS WILL PARTICIPANTS RECEIVE UNDER THE STOCK OPTION PLAN?

         Currently, the Board proposes to grant NSOs to non-employee directors in a set amount as described herein. In addition, the Board intends to grant ISOs to purchase 4,650 shares to Maralyn Heckman and ISOs to purchase 750 shares to Michelle M. Shively.

         When granted, the stock options will have an exercise price equal to the fair market value of the date of grant, if exercised. While the Company cannot predict the fair market value of the stock on October 1, 1999, which the Company believes will be the grant date, the Company has assumed an exercise price of $9.00 (which is the price at which the Common Stock last traded prior to June 18, 1999) in preparing the table below. The valuation presented is based upon the Black-Scholes model.

--------------------------------------------------------------------------------
                             NEW PLAN BENEFITS TABLE
                             -----------------------
--------------------------------------------------------------------------------
         NAME AND POSITION            DOLLAR VALUE($)(a)      NUMBER OF SHARES
----------------------------------- ----------------------- --------------------
Maralyn Heckman (Executive Group)           $16,647                 4,650
----------------------------------- ----------------------- --------------------
Non Executive Director Group                $16,110                 4,500
----------------------------------- ----------------------- --------------------
Non Executive Officer Group                  $2,685                  750
----------------------------------- ----------------------- --------------------

(a) The Black-Scholes Model utilized the following assumptions: 2.22% dividend yield, 30% expected volatility, 6.00% interest rate and a ten year expiration.

         Therefore, awards are at the discretion of the Committee acting within the requirements of the Stock Option Plan. The value of future awards is not determinable. Moreover, the value of any awards, including those set forth in the table above, is dependent upon market volatility and other factors that cannot be predicted at this time.

WHEN WILL THE STOCK OPTION PLAN TAKE EFFECT?

         If approved by shareholders, the Stock Option Plan will take effect on October 1, 1999. No options will be granted before such date.

WHEN WILL THE STOCK OPTION PLAN TERMINATE?

         The Stock Option Plan will terminate only if the Board or the Option Plan Committee choose to terminate the Stock Option Plan. However, the right to grant ISO's under the Stock Option Plan will terminate on September 30, 2009. Thereafter, only NSOs may be granted.

         THE BOARD RECOMMENDS A VOTE FOR THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
        PROPOSAL THREE: APPROVAL OF THE CGB&L MANAGEMENT DEVELOPMENT AND
                        RECOGNITION PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

         As of June 18, 1999, the Board approved the CGB&L Financial Group, Inc. Management Development and Recognition Plan and Trust Agreement (the "MRP"), subject to the approval of shareholders. The text of the MRP is set forth in the Appendix attached to this Proxy Statement. The following is intended to be a summary of the MRP and does not purport to be a complete statement of its terms. It is subject to, and qualified in its entirety by reference to the MRP set forth in the Appendix.

WHAT IS THE PURPOSE OF THE MRP?

         The purpose of the MRP is to retain personnel with experience and ability in key positions by providing such persons with a proprietary interest in the Company as compensation for their contributions to the Company and its subsidiaries.

WHO IS ELIGIBLE TO PARTICIPATE IN THE MRP?

         Officers and key management employees of the Company are eligible to participate in the plan. Directors who are not employees may also participate, but only on a limited basis.

WHAT ARE THE AWARDS AVAILABLE UNDER THE PLAN?

         The Company shall make contributions from time to time to a trust. The amount (or the method of computing the amounts) of such contributions shall be determined by the Board. The Trustee will invest amounts contributed in shares of the Company's Common Stock, provided, however, that the Trustee will not purchase more than 4% of the total shares of Common Stock issued or 3,960 shares. The MRP, if adopted, will cause a dilution of existing shares by a little less than 4%.

         A Committee will determine which of the eligible employees will be entitled to receive "Plan Share Awards." Plan Share Awards are rights granted to a recipient to earn shares of Common Stock placed in the trust. In granting Plan Share Awards the Committee may not grant more Plan Share Awards than there are shares of Common Stock in the trust. No Plan Share Awards may result in a violation of the Company's Certificate of Incorporation, the Bylaws of the Company, the State Charter or the Plan of Conversion for the Savings Bank.

         The Committee shall determine the conditions under each Plan Share Award with respect to how the shares of Common Stock are to be earned by the recipient. Unless the Committee shall state otherwise, however, Common Stock will be earned by a recipient of a Plan Award in five equal installments over the first five years after the date of grant of the Plan Award. Death, disability or a change in control of the Company will accelerate such schedules resulting in the immediate vesting of the entire award. Until the recipient has earned the shares, the recipient shall not have any voting or dividend rights. Once earned, however, dividends received upon shares shall be allocated to the recipient and distributed to him or her when the earned shares are distributed.

         Earnings on Common Stock held by the plan shall be for the benefit of the Plan. Earnings on Common Stock held for a recipient (earned shares) shall be held in an interest bearing account for the benefit of the recipient.

WHO WILL ADMINISTER THE MRP?

         The Board may designate a "Committee" to administer the MRP. At this time, the Board intends to designate the Compensation Committee as the Committee.

WHAT AUTHORITY DOES THE COMMITTEE HAVE?

         The Committee, which shall be appointed by the Board, shall administer and interpret the MRP. All of its interpretations are final and binding. The Committee shall act by the majority vote of its members.

         The Committee may adopt such rules, regulations and procedures as its deems appropriate. In the event the Committee does not constitute the entire Board, it shall report to the Board with respect to its actions at appropriate times but no less than one time per calendar year.

         The Committee also shall appoint one or more of its members as trustees under the MRP.

WHAT AUTHORITY DO THE TRUSTEES HAVE?

         The trustees will hold, administer, invest and make all distributions and disbursements under the MRP. They will have complete authority and discretion with respect to the management, control and investment of the trust. However, the trustees are to invest all assets of the trust in Common Stock to the fullest extent possible except to the extent cash or cash equivalents are necessary to fulfill the obligations of the trust. The broad powers granted the trustees are set forth in Section 8.2 of the MRP attached in the Appendix.

WHAT BENEFITS WILL THE RECIPIENTS RECEIVE?

         The benefits available to eligible participants cannot be predicted at this time. The value of any benefits is dependent on being selected to receive an award, the value of the Common Stock when shares are earned (which cannot be predicted at this time) and the amount of contributions the Company decides to make. At the time of mailing this Proxy Statement, the Company anticipates that it will award each non-employee director 220 shares of Common Stock. The Company also intends to grant 1,760 shares of Common Stock to Maralyn Heckman and 880 shares to Michelle M. Shively.

         The table below sets forth the anticipated awards and the dollar value thereof. In determining the dollar value thereof, the Company has utilized the last trading price of a share of the Company stock prior to June 18, 1999.

------------------------------------------------------------------------------
                             NEW PLAN BENEFITS TABLE
                             -----------------------
------------------------------------------------------------------------------
        NAME AND POSITION              DOLLAR VALUE        NUMBER OF SHARES
----------------------------------- ------------------ -----------------------
Maralyn Heckman (Executive Group)        $15,840                1,760
----------------------------------- ------------------ -----------------------
Non-Executive Director Group             $11,880                1,320
----------------------------------- ------------------ -----------------------
Non-Executive Officer Group               $7,920                 880
----------------------------------- ------------------ -----------------------

WHAT ARE THE PRINCIPAL TAX CONSEQUENCES OF THE MRP?

         Plan Awards are not taxable until they are earned by the participant. A participant shall recognize ordinary income to the extent he or she earns a Plan Award. The ordinary income will equal the fair market value of the stock and any other trust assets earned. At that time, the Company shall be entitled to a tax deduction equal to the amount of income recognized by the participant.

         Until Plan Awards are earned by a participant, the Company, as grantor of the trust, shall recognize taxable income on any earnings of the trust. Such income will include any dividends paid upon shares of Common Stock owned by the trust which have not been earned by participants and investment earnings on such dividends. Participants shall not recognize earnings on dividends paid on Common Stock owned by the trust, until the participant earns the Common Stock to which such dividends relate.

MAY THE MRP BE AMENDED WITHOUT SHAREHOLDER APPROVAL?

         Yes, the Board may amend the MRP or terminate it at any time.

THE BOARD RECOMMENDS A VOTE FOR THE MRP.

--------------------------------------------------------------------------------
                        SELECTION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Board has selected Olive L.L.P. as independent auditors of the Company and its subsidiaries for the fiscal year ending March 31, 2000. Representatives of Olive L.L.P. are expected to be present at the Annual Meeting and will be given an opportunity to make a statement and answer appropriate shareholder questions. Shareholders may submit questions concerning the financial statements of the Company either orally at the Annual Meeting or in writing before the Annual Meeting.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Except for initial statements of beneficial ownership and one amendment to a Form 4, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis. Under the rules of the Exchange Act, reports of initial beneficial ownership were due at the time of filing of the registration under such Exchange Act even though at such time the conversion had not been approved and it was unknown if any shares would be issued. The directors and officers did not file at such time but instead filed such reports on September 21, 1998. These reports were 27 days late.

         In addition, Mr. Born was unaware of interpretations of the rules which required the reporting of 1,000 shares held in trust by his wife for the benefit of his grandchildren. Upon discovery, he amended his October report to include such purchase on May 27, 1999.

--------------------------------------------------------------------------------
       REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION, PROXY PROPOSALS,
           NOMINATIONS OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

         If you wish to submit proposals to be included in our Proxy Statement for our Annual Meeting in 2000, we must receive them on or before March 8, 2000. Please address your proposals to: Maralyn Heckman, Secretary, CGB&L Financial Group, Inc., 229 East South Street, Cerro Gordo, Illinois 61818.

         Under our Certificate of Incorporation, if you wish to nominate directors or bring other business before the stockholders:

         * You must notify the Secretary in writing no earlier than May 13, 2000 (90 days before the anniversary of this year's meeting) and no later than June 12, 2000 (60 days before the anniversary date of this year's meeting).

         * Your notice must contain the specific information required by our Certificate.

Please note that these requirements pertain only to matters you wish to bring before your fellow shareholders at next year's annual meeting. They are separate from the deadline first mentioned above with respect to having a proposal included in our Proxy Statement.

         If you would like a copy of the provisions of our Certificate of Incorporation for nominating directors or bringing other matters before the shareholders, we will send you copies without charge. Please write to the Secretary of the Company. The Certificate of Incorporation has also been filed as an exhibit to our registration statement and can be accessed through EDGAR on www.sec.gov.

         BY ORDER OF THE BOARD OF DIRECTORS.

                                              Secretary


                                              /s/ Maralyn Heckman


                                              July 6, 1999

                           APPENDIX TO PROXY STATEMENT

                          CGB&L FINANCIAL GROUP, INC.,
                      1999 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.        PURPOSE.

         The purpose of the CGB&L Financial Group, Inc., 1999 Stock Option and Incentive Plan (the "Plan") is to benefit CGB&L Financial Group, Inc., (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including Directors of the Company who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company over a period of years through receipt of options to acquire common stock of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Outside Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

         The Company may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which do not constitute ISOs ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as "Options").

SECTION 2.        ELIGIBILITY.

         Outside Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees (including Directors of the Company who are also employees) (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").

SECTION 3.        ADMINISTRATION.

         3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall be Non-Employee Directors, which for purposes of this Plan is any director who:

         (a) is not currently an officer of the Company or its Subsidiaries, or otherwise currently employed by the Company or its Subsidiaries;

         (b) does not receive compensation, either directly or indirectly, from the Company or its Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required in the Company's proxy statement;

         (c) does not possess an interest in any other transaction for which disclosure would be required in the Company's proxy statement; and

         (d) is not engaged in a business relationship for which disclosure would be required in the Company's proxy statement.

In the alternative, the Committee may consist of the entire Board, including members of the Board who may not qualify as Non-Employee Director.

         3.2 AUTHORITY OF THE COMMITTEE. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to
Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

         The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

         No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.

SECTION 4.        SHARES OF COMMON STOCK SUBJECT TO PLAN.

         4.1 INITIAL SHARES SUBJECT TO PLAN. The total number of shares of common stock of the Company, no par value (the "Common Stock"), that may be issued and sold under the Plan initially shall be 9,900 (the "Option Pool"). The total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted in accordance with Section 4.2 hereof. Awards to any single participant will exceed 9,900 shares. Shares of Option Stock withheld as payment of an Option Price as described in Section 8.2 by the Company may be added back into the Option Pool and reissued. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired may also be added back into the Option Pool to be available for issuance.

         4.2 ADJUSTMENTS TO SHARES SUBJECT TO PLAN. The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

SECTION 5.        GRANT OF OPTIONS TO OUTSIDE DIRECTORS.

         5.1 GRANTS. All grants of Options to Outside Directors shall be automatic and non-discretionary. Each individual who is a Outside Director on the effective date of the Plan shall be granted automatically a NSO to purchase 750 shares of Common Stock on the effective date on the Plan.

         5.2 EXERCISE PRICE AND PERIOD. The per share Option exercise price of each such NSO granted to a Outside Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Fair Market Value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date,or if there were no sales on such date, then the Fair Market Value per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Fair Market Value per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per share shall be its value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

         Each such NSO shall become exercisable at such times as may be determined by the Committee and reflected in the Option Agreement between the Company and the Option recipient. Except the extent otherwise provided in or pursuant to Section 7, each NSO shall expire on the date ten years after the date of grant.

SECTION 6.        GRANTS OF OPTIONS TO EMPLOYEES.

         6.1 GRANT. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

         6.2 OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

         6.3 EXPIRATION. Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

         6.4 EXERCISE PERIOD. Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan.

         6.5 REQUIRED TERMS AND CONDITIONS OF ISOs. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

                  (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall not be less than the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

                  (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.5(d), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

                  (c) As used in this Section 6.5, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

                  (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

                  (e) No ISOs may be granted under the Plan after September 30, 2009.

                  (f) For purposes of this Section 6.5, the term "Fair Market Value" shall have the same meaning as is set forth in Section 5.2.

         6.6 REQUIRED TERMS AND CONDITIONS OF NSOs. Each NSO granted to Key Employees shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan and the applicable Option Agreement, but in no event shall the per share exercise price of each NSO be less than the Fair Market Value of the shares of Common Stock on the date the NSO is granted. Except to the extent otherwise provided in or pursuant to
Section 7, each NSO shall expire on the date ten years after the date of grant.

         6.7 VESTING OF OPTIONS. Notwithstanding any other provision of this Plan to the contrary, upon a Change in Control of the Company, all Options outstanding shall become fully and immediately exercisable. For purposes of this Plan, a Change in Control of the Company shall be deemed to have occurred:

         (a) on the scheduled expiration date of a tender offer by, or exchange offer by any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries), to acquire Voting Stock of the Company if:

                  (1) after giving effect to such offer such corporation, person, other entity or group would own more than 20% of the Voting Stock of the Company;

                  (2) there shall have been filed documents with the Securities and Exchange Commission in connection therewith (or, if no such filing is required, public evidence that the offer has already commenced); and

                  (3) such corporation, person, other entity or group has secured all required regulatory approvals to own or control more than 20% of the Voting Stock of the Company;

         (b) if the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly owned Subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries), and such definitive agreement is consummated;

         (c) if any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries) becomes the beneficial owner of Stock representing more than 20% of the Voting Stock of the Company; or

         (d) if during any period of two consecutive years Continuing Directors cease to comprise a majority of the Company's Board of Directors.

"Continuing Director" means:

         (e) any member of the Board of Directors of the Company at the beginning of any period of two consecutive years; and

         (f) any person who subsequently becomes a member of the Board of Directors of the Company; if

         (g) such person's nomination for election or election to the Board of Directors of the Company is recommended or approved by resolution of a majority of the Continuing Directors; or

         (h) such person is included as a nominee in a proxy statement of the Company distributed when a majority of the Board of Directors of the Company consists of Continuing Directors.

"Voting Stock" means those shares of the Company Stock entitled to vote generally in the election of directors.

SECTION 7.        EFFECT OF TERMINATION OF EMPLOYMENT.

         7.1 TERMINATION GENERALLY. Except as provided in Sections 7.2 and 7.3, or by the Committee, in its sole discretion, any Option shall terminate on the date of the Optionee's termination of employment with the Company and its Subsidiaries or termination of service on the Board for any reason. An Optionee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

         7.2 DEATH AND DISABILITY. In the event of an Optionee's death or Disability (as defined below) during employment with the Company or any of its Subsidiaries or during service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of: (a) the first anniversary of the date of the Optionee's death or Disability; and (b) the date that such Option expires in accordance with its terms. For purposes of this
Section 7.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

         7.3 RETIREMENT OF EMPLOYEES.

                  (a) OUTSIDE DIRECTORS. In the event the service of a Outside Director on the Board shall be terminated by reason of the retirement of such Outside Director of the Company in accordance with the Company's retirement policy for Directors, any Options granted to such Outside Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

                  (b) KEY EMPLOYEES. A Key Employee, who is also a Director, and who terminates employment, shall continue to become vested in any Options, provided that the service of such Key Employee on the Board continues after such termination, and Section 7.3(a) shall be applicable to such Key Employee upon the subsequent termination of service as a Director. A Key Employee, who terminates employment due to Retirement shall be continue to become vested in any Options in the same manner and to the same extent as if such Key Employee had continued his or her employment with the Company. For purposes of this subsection, the term "Retirement" shall mean the termination of employment on or after the attainment of the Key Employee's Normal or Early Retirement Date, as defined in the Company's Employee Stock Ownership Plan. Any ISO granted to a Key Employee shall convert to an NSO if exercised more than three months after Retirement.

SECTION 8.        EXERCISE OF OPTIONS.

         8.1 NOTICE. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

         8.2 EXERCISE PRICE. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash; (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board); (c) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price, provided that the Optionee supplies such attestation of previously acquired shares as the Committee may, in its discretion, require; (e) in the case of a Key Employee, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In the case of an Optionee who is subject to Section 16 of the 1934 Act and who elects payment pursuant to (d) above, the election must be made in writing either: (i) within the ten (10) business days beginning on the third business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day; or (ii) at least six (6) months prior to the date of exercise of such Option. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. ss. 220.3(e)(4) or other applicable provision of law.

         8.3 TAXES GENERALLY. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

         8.4 PAYMENT OF TAXES. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of

Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In the case of an Optionee who is subject to Section 16 of the 1934 Act, an election to withhold shares of Common Stock must be made in writing either: (a) six months prior to the exercise date;
(b) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary consolidated statements of revenue and income and ending on the twelfth business day following such date; or (c) more than six months and one day from the later of the date of the grant of the Option hereunder to such person or the date of the most recent transaction by such person which is treated as a purchase of the Common Stock of the Company pursuant to the 1934 Act and the rules and regulations thereunder, and which is not exempt from Section 16(b) of the 1934 Act. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

SECTION 9.        TRANSFERABILITY OF OPTIONS.

         No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Notwithstanding the preceding sentence, an Option Agreement for NSOs may provide that the Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or
(iv) a tax exempt organization as described in Code Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.

SECTION 10.       RIGHTS AS STOCKHOLDER.

         An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

SECTION 11.       POSTPONEMENT OF EXERCISE.

         The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

SECTION 12.       TERMINATION OR AMENDMENT OF PLAN.

         The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company to the extent allowed by law, provided, however, that (a) no Plan amendment shall be effective until approved by the stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act, and (b) the provisions of the Plan applicable to Outside Directors may not be amended more than once every six (6) months, except to comply with changes in the 1934 Act, or the rules and regulations promulgated thereunder.

         The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

         No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

         This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

SECTION 13.       EFFECTIVE DATE.

         The Plan shall be effective October 1, 1999, subject to the approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months before or after the date of adoption.

                           CGB&L FINANCIAL GROUP, INC.
                     MANAGEMENT DEVELOPMENT AND RECOGNITION
                            PLAN AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.1 CGB&L Financial Group, Inc., (the "Company") hereby establishes the Management Development and Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Development and Recognition Plan and Trust Agreement (the "Agreement").

         1.2 The Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.1 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in the Company as compensation for their contributions to the Company and its Subsidiaries and as an incentive to make such contributions in the future.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         3.1 "Bank" means Cerro Gordo Building and Loan, s.b., an Illinois state-chartered savings bank, and its successors and assigns. The Bank, with the consent of the Board, has agreed to participate in this Plan.

         3.2 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, the Recipient's estate.

         3.3 "Board" means the Board of Directors of the Company.

         3.4 A "Change in Control" of the Company shall have occurred:

                  (a) on the scheduled expiration date of a tender offer by, or exchange offer by any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries), to acquire Voting Stock of the Company if:

                           (1) after giving effect to such offer such corporation, person, other entity or group would own more than 20% of the Voting Stock of the Company;

                           (2) there shall have been filed documents with the Securities and Exchange Commission in connection therewith (or, if no such filing is required, public evidence that the offer has already commenced); and

                           (3) such corporation, person, other entity or group has secured all required regulatory approvals to own or control more than 20% of the Voting Stock of the Company;

                  (b) if the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation in a transaction in which neither the Company nor any of its wholly owned Subsidiaries will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets to any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries), and such definitive agreement is consummated;

                  (c) if any corporation, person, other entity or group (other than the Company or any of its wholly owned Subsidiaries) becomes the beneficial owner of Stock representing more than 20% of the Voting Stock of the Company; or

                  (d) if during any period of two consecutive years Continuing Directors cease to comprise a majority of the Company's Board of Directors.

         3.5 "Committee" means the Committee appointed by the Board pursuant to Article IV hereof.

         3.6 "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

         3.7 "Company" means CGB&L Financial Group, Inc., a Bank Holding Company registered under Section 3(a)(1) of the Bank Holding Company Act of 1956, as amended, that owns 100% of the Capital Stock of Cerro Gordo Building and Loan, s.b.

         3.8 "Continuing Director" means:

                  (a) any member of the Board of Directors of the Company at the beginning of any period of two consecutive years; and

                  (b) any person who subsequently becomes a member of the Board of Directors of the Company; if

                  (c) such person's nomination for election or election to the Board of Directors of the Company is recommended or approved by resolution of a majority of the Continuing Directors; or

                  (d) such person is included as a nominee in a proxy statement of the Company distributed when a majority of the Board of Directors of the Company consists of Continuing Directors.

         3.9 "Director" means a member of the Board of Directors of the Company or the Bank.

         3.10 "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. A medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Recipient's lifetime.

         3.11 "Effective Date" means October 1, 1999, subject to the approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months before or after the date of adoption.

         3.12 "Employee" means any person who is currently employed by the Company, the Bank or a Subsidiary, including officers.

         3.13 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

         3.14 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

         3.15 "Recipient" means an Employee who receives a Plan Share Award under the Plan.

         3.16 "Retirement" means retirement at the Normal or Early Retirement Date as set forth in the Cerro Gordo Building and Loan, s.b., Employee Stock Ownership Plan.

         3.17 "Subsidiary" means any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests. A Subsidiary may, with the consent of the Board, agree to participate in this Plan.

         3.18 "Trustee" means those persons (normally members of the Committee) nominated by the Committee and approved by the Board pursuant to Sections 4.1 and 4.2 to hold legal title to the Plan assets for the purposes set forth herein.

         3.19 "Voting Stock" shall mean those shares of the Company Stock entitled to vote generally in the election of directors.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.1 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. Members of the Committee shall not be eligible to receive a Plan Share Award. The Committee shall have the power to interpret and construe the terms and provisions of the Plan or of any Plan Share Award granted hereunder, and all such interpretations and constructions by the Committee shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall appoint one or more individuals (normally from among its members) to act as Trustees in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

         4.2 ROLE OF THE BOARD. The members of the Committee and the Trustee or the Trustees shall be appointed or approved by the Board. The Board may, in its discretion, from time to time, remove members from or add members to the Committee and may remove, replace or add Trustees. The Board may not revoke any Plan Share Award already made. Members of the Board who are eligible for, or who have been granted, Plan Share Awards may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of the quorum at any meeting of the Board during which actions with regard thereto are taken).

         4.3 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards it grants. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and its Subsidiaries shall indemnify such member against expense (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if the member acted in good faith and in the manner he reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.1 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company and its Subsidiaries to the Trust established under this Plan. Such amounts shall be paid to the Trust at the time of contribution. No contributions by Employees or Recipients shall be permitted.

         5.2 INVESTMENT OF TRUST ASSETS AFTER CONVERSION. The Trustee shall invest the Trust's assets exclusively in the Company's Common Stock provided, however, that the Trust shall not purchase more than 4% of the total shares of Common Stock issued. Any earnings received with respect to Common Stock held by the Plan shall be held in an interest bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest bearing account on behalf of the individual Recipient.

                                   ARTICLE VI
                           ELIGIBILITY AND ALLOCATIONS

         6.1 ELIGIBILITY. Officers and key management Employees of the Company, the Bank and its Subsidiaries are eligible to receive Plan Share Awards. Non-employee Directors may receive Plan Share Awards only pursuant to Article XI hereof.

         6.2 ALLOCATIONS. The Committee shall determine which of the Employees referenced in 6.1 above will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that the number of Shares covered by such Awards may not exceed the number of shares purchased by the Trustee prior to the grant of such Awards, and provided further that in no event shall any Awards be made which will violate the Certificate of Incorporation or Bylaws of the Company, the Federal Stock Charter or Bylaws or Plan of Conversion of the Bank, or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee may determine which of the Employees will be granted additional Plan Shares to be awarded from forfeited Plan Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Company and the Bank and its Subsidiaries, and any other factors the Committee may deem relevant, including the recommendations of the Chairman of the Board.

         6.3 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.2 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.4 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.1 and 6.2, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the salaried Employees as a group have such a right.

                                   ARTICLE VII
                     EARNING AND DISTRIBUTION OF PLAN SHARES
                                  VOTING RIGHTS

         7.1 EARNING PLAN SHARES; FORFEITURES. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient in five equal annual installments over the first five years after the date of grant, if the Employee remains employed with the Company or a Subsidiary continuously throughout such period, provided, however, that the Committee may provide for a less rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in subsections 7.1(a) and 7.1(c) below), the Recipient shall forfeit the right to earn any shares subject to the Award which have not theretofore been earned. No fractional shares shall be issued.

                  (a) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in this Section, Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or a Subsidiary terminates due to Death or Disability, or any part of such Award that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Company or a Subsidiary.

                  (b) EXCEPTION FOR CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, all Awards shall become fully earned upon the date of a Change in Control of the Company, provided the Recipient is employed by the Company or a Subsidiary on such date.

                  (c) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee or Director who is discharged from the Company or a Subsidiary for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Company or its Subsidiaries, or final cease and desist order.

         7.2 DISTRIBUTION OF PLAN SHARES. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as is practicable after a Plan Share Award is earned pursuant to Section 7.1. All Plan Shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

         7.3 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him. When cash dividends are paid with respect to Plan Shares allocated to a Recipient, such Recipient shall be entitled to receive an amount equal to such cash dividend. Stock dividends with respect to shares allocated to a Recipient shall be distributed when the Plan Shares with respect to which they are declared are so distributable.

                                  ARTICLE VIII
                                      TRUST

         8.1 TRUST. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.2 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determined that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to 100% of all Trust assets in Common Stock of the Company without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust and Common Stock shall be newly issued shares, Treasury shares or shares purchased by the Plan in the open market.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such savings accounts, deposits and certificates of deposit (including those issued by the Company or a Subsidiary), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may be, in the opinion of the Trustees, reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representations as they may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed, to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.3 RECORDS AND ACCOUNTS. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.4 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to a reserve established by the Plan.

         8.5 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company and its Subsidiaries.

         8.6 INDEMNIFICATION. The Company and its Subsidiaries shall indemnify, defend and hold the Trustees harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                               COMPANY INSOLVENCY

         9.1 PAYMENT CESSATION. The Trustee shall cease payment of benefits to Plan Recipients and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of the Trust if: (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         9.2 GENERAL CREDITORS. At all times during the continuance of the Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Holding Company under federal and state law as set forth below.

                  (a) The Board shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan Recipients or their beneficiaries.

                  (b) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                  (c) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan Recipients or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust shall in any way diminish any rights of Plan Recipients or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

                  (d) The Trustee shall resume the payment of benefits to Plan Recipients or their beneficiaries only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

         9.3 PAYMENT RESUMPTION. Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to
Section 9.1 and subsequently resumes such payments, the first payment following the discontinuance shall include the aggregate amount of all payments due to Plan Recipients or their beneficiaries under the terms of the Plans for the period of the discontinuance, less the aggregate amount of any payments made to Plan Recipients or their beneficiaries by the Company in lieu of the payments provided for hereunder during the period of discontinuance.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution at any time, amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustees to return to the Company or the Bank all or any part of the assets of the Trust, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees to whom they are allocated.

         10.2 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient and, during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.3. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

         10.3 EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company, the Bank or a Subsidiary.

         10.4 GOVERNING LAW. The Plan and Trust shall be governed by the laws of the State of Illinois.

         10.5 TERM OF PLAN. This Plan shall remain in effect until the earlier of: (1) termination by the Board of Directors; (2) the distribution to Recipients, Beneficiaries, the Company or the Bank of all assets of the Trust; or (3) 21 years from the Effective Date. Termination of the Plan shall not, unless expressly specified, affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been paid, or by their terms expire or are forfeited.

                                   ARTICLE XI
                             OUTSIDE DIRECTOR AWARDS

         Each non-Employee Director on the Effective Date shall be granted a Plan Share Award equal to 220 shares, subject to availability, to vest in five equal annual installments beginning with the first anniversary of the Effective Date.

                           CGB&L FINANCIAL GROUP, LTD.
                           ---------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Maralyn Heckman and John A. Socher, D.D.S., and each of them, with or without the other, as the true and lawful proxies of the undersigned, with full power of substitution, to vote as designated below, all shares of Common Stock $.01 par value per share, of CGB&L Financial Group, Ltd. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at the Hope Welty Public Library, 100 South Madison Street, Cerro Gordo, Illinois 61818 on Wednesday, August 11, 1999 at 7:00 p.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED, AND IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES HEREIN LISTED AND FOR THE 1999 STOCK OPTION AND INCENTIVE PLAN AND FOR THE MANAGEMENT DEVELOPMENT AND RECOGNITION PLAN AND TRUST AGREEMENT.

              PLEASE MARK VOTES IN BOXES BELOW USING DARK INK ONLY.

              The following have all been proposed by the Company:

                            For    Withheld   For All
                            All       All      Except                                        For    Against    Abstain

1.   Election of Directors  [ ]       [ ]       [ ]     2.    To approve the Company's       [ ]       [ ]       [ ]
     Director Nominees:                                       1999 Stock Option and
     Lester W. Crandall and                                   Incentive Plan
     C. Russell York

                                                        3.    To approve the Company's       [ ]       [ ]       [ ]
     Write in exception _____________________________         Management Development and
                                                              Recognition Plan and Trust
                                                              Agreement

                                                        4.    In their discretion, the proxies are authorized to vote
                                                              on such other matters as may properly come before the
                                                              Annual Meeting or any adjournments thereof and, if a
                                                              nominee is unable to serve, to vote for a substitute.


                                         Comments/            Date:                                          , 1999
                                                                    -----------------------------------------
                                                     [ ]
                                          Change              Signature(s):
                                                                            ---------------------------------------

                                            of                Signature(s):
                                                                            ---------------------------------------

                                          Address             Note: Please sign exactly as name appears on this
                                                              proxy. When shares are held by joint tenants, both
                                                              should sign. When signing as attorney, executor,
                                                              administrator, trustee, guardian, corporate officer
                                                              or partner, give full title as such. If a
                                                              corporation, please sign in corporate name by an
                                                              authorized officer. If a partnership, please sign in
                                                              partnership name by an authorized person.

                                  NOTICE TO SEC
                 REGARDING REGISTRATION OF SECURITES UNDER PLANS


         CGB&L Financial, Inc. intends to register the common stock underlying the options and awards pursuant to the Stock Option and Incentive Plan and the Management Recognition and Development Plan prior to October 1, 1999 if the Plans receive shareholder approval.